Exhibit 32.2

CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report of TomoTherapy Incorporated (the “Company”), on Form 10-K for the year ended December 31, 2008 (the “Report”), I, Stephen C. Hathaway, Chief Financial Officer and Treasurer of the Company, hereby certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

/s/  Stephen C. Hathaway
Chief Financial Officer and Treasurer
TomoTherapy Incorporated

Date: March 12, 2009